                                                                  EXHIBIT (B)(1)

                                 CERTIFICATIONS

I, George C.W. Gatch, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Free Bond Fund, JPMorgan West Virginia Municipal Bond Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan Ohio Municipal Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund, JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan International Equity Index Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan Market Expansion Index Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund, JPMorgan Technology Fund, JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, and JPMorgan Investor Growth & Income Fund (the "Funds"), each a series of JPMorgan Trust II (the "Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

          a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) Evaluated the effectiveness of the Funds' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          d) Disclosed in this report any change in the Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds' internal control over financial reporting; and

5. The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

          a) All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds' ability to record, process, summarize, and report financial information; and

          b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal control over financial reporting.


Date: March 8, 2006                     /s/ George C.W. Gatch
                                        ----------------------------------------
                                        George C.W. Gatch
                                        President and Principal Executive
                                        Officer

                                 CERTIFICATIONS

I, Stephanie J. Dorsey, certify that:

1. I have reviewed this report on Form N-CSR of the JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Free Bond Fund, JPMorgan West Virginia Municipal Bond Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan Ohio Municipal Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Bond Fund, JPMorgan Intermediate Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund, JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan International Equity Index Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan Market Expansion Index Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund, JPMorgan Technology Fund, JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, and JPMorgan Investor Growth & Income Fund (the "Funds"), each a series of JPMorgan Trust II (the "Registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

          a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          c) Evaluated the effectiveness of the Funds' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

          d) Disclosed in this report any change in the Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Funds' internal control over financial reporting; and

5. The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

          a) All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds' ability to record, process, summarize, and report financial information; and

          b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal control over financial reporting.


Date: March 8, 2006                     /s/ Stephanie J. Dorsey
                                        ----------------------------------------
                                        Stephanie J. Dorsey
                                        Treasurer and Principal Financial
                                        Officer